NET (LOSS) INCOME PER SHARE	12 Months Ended
Dec. 31, 2014
NET (LOSS) INCOME PER SHARE [Abstract]
NET (LOSS) INCOME PER SHARE
17	NET (LOSS) INCOME PER SHARE

The calculations of basic and diluted earnings per share are computed as follows:

	For the years ended December 31,
	2012	2013	2014

Net (loss) income attributable to Actions Semiconductor Co., Ltd. shareholders	$(2,202)	$124	$(30,361)
Shares:
Weighted average shares outstanding used in computing basic net (loss) income per share	412,706,341	412,103,255	395,380,921
Effect of dilutive securities:
Weighted average shares from assumed exercise of share-based awards	-	13,311,756	-
Weighted average shares outstanding used in computing diluted net (loss) income per share	412,706,341	425,415,011	395,380,921
Net (loss) income per share, basic	$(0.0053)	$0.0003	$(0.0768)
Net (loss) income per share, diluted	$(0.0053)	$0.0003	$(0.0768)

The dilutive effect of the options and RSU are calculated using the treasury stock method. Under the treasury stock method, the proceeds from the assumed conversion of options and RSU, which include the benefit of the compensation costs attributable to future services and not yet recognized, are used to repurchase outstanding ordinary shares using average market price.

For the years ended December 31, 2012 and 2014, the Company had 5,459,747 and 2,076,484 options and RSU outstanding respectively which could potentilly dilute basic net income per share in the future, but were excluded from the computation of diluted net income per share in 2012 and 2014.

No options and unvested advanced shares are excluded from calculation of diluted income per share in 2013.